UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 20, 2010

RELM Wireless Corporation
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-07336	59-34862971
(Commission File Number)	(IRS Employer Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (321) 984-1414)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 20, 2010, RELM Wireless Corporation (the “Registrant”), RELM Communications, Inc., the Registrant’s wholly-owned subsidiary,  and Silicon Valley Bank, as lender (“SVB”), amended their Loan and Security Agreement dated as of October 23, 2008 (the “Loan and Security Agreement”), under which the Registrant’s existing secured revolving credit facility is maintained, by entering into the First Amendment to Loan and Security Agreement (the “First Amendment”).  Under  the First Amendment, the Registrant’s existing secured revolving credit facility with SVB was  amended as follows:

●	maximum borrowing availability has been increased to $5.0 million from $3.5 million;

●	the maturity date has been extended to December 31, 2012 from October 23, 2010;

●
the variable rate at which borrowings bear interest has been reduced to prime rate plus 50 basis points from prime rate plus 100 basis points (such 100 basis points previously subject to reduction of 50 basis points anytime the Registrant’s quarterly net income was greater than $1.0 million); and

●
the Registrant’s minimum “tangible net worth” requirement has been reset at $25.35 million,  such minimum requirement still continuing to be subject to increase by (i) 50% of quarterly net profits and (ii) 75% of the net proceeds received from issuances of equity and issuances of “subordinated debt”; and

●	the unused revolving line fee has been reduced to 20 basis points from 30 basis points.

The Registrant continues to be subject to the substantially same customary borrowing terms and conditions under the SVB credit facility as it was prior to the First Amendment, including the accuracy of representations and warranties, compliance with financial maintenance and restrictive covenants and the absence of events of default.

The Registrant was in compliance with all covenants under the Loan and Security Agreement, as amended by the First Amendment, as of the date of filing this Current Report on Form 8-K.  As of the date of filing this Current Report on Form 8-K, the Registrant had $2.0 million of borrowings outstanding under the amended SVB credit facility and approximately $1.1 million of additional borrowing availability thereunder.

The foregoing description of the SVB credit facility and the Loan and Security Agreement, as amended by the First Amendment, does not purport to be complete and is qualified in its entirety by reference to the text of the First Amendment filed herewith as Exhibit 10.1 and incorporated herein by this reference.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information required by this Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit Number	Description
10.1	First Amendment to Loan and Security Agreement dated as of October 20, 2010 by and among Silicon Valley Bank, RELM Wireless Corporation and RELM Communications, Inc.
99.1	Press Release issued by RELM Wireless Corporation on October 20, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION
(Registrant)

Date: October 20, 2010	By:	/s/William P. Kelly
William P. Kelly Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Description
10.1	First Amendment to Loan and Security Agreement dated as of October 20, 2010 by and among Silicon Valley Bank, RELM Wireless Corporation and RELM Communications, Inc.
99.1	Press Release issued by RELM Wireless Corporation on October 20, 2010

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